Exhibit 23.3






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                         CONSENT OF HOWARD, LAWSON & CO.


To InterDigital Patents Corporation:

                  We hereby consent to the inclusion in this Registration Statement on Form S-4 of our opinion dated August 15, 1996 and to all references to our Firm included in this Registration Statement.



                                                /s/ Howard, Lawson & Co.
                                                ------------------------
                                                Howard, Lawson & Co.

Philadelphia, PA
September 9, 1996